UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):   May 31, 2006
ALDERWOODS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-33277	52-1522627
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

311 Elm Street Suite 1000 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 768-7400
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On May 31, 2006, Alderwoods Group, Inc., a Delaware corporation (“Alderwoods”), issued a press release announcing the results of its annual meeting of stockholders, including that Alderwoods stockholders voted in favor of a proposal to adopt the Agreement and Plan of Merger, dated as of April 2, 2006, by and among Alderwoods, Service Corporation International, a Texas corporation, and Coronado Acquisition Corporation, a Delaware corporation. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press release issued by Alderwoods, dated May 31, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDERWOODS GROUP, INC.

By:	/s/ Ellen Neeman

Ellen Neeman Senior Vice President, Legal & Compliance
Date: May 31, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued by Alderwoods, dated May 31, 2006